UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

DANIELS CORPORATE ADVISORY COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-169128	04-3667624
(State of Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Parker Towers, 104-60 Queens Boulevard 12th Floor Forest Hills, New York	11375
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 242-3148

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DCAC	OTC Market

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

99.1	DANIELS CORPORATE ADVISORY CO. (“DCAC”) - OPEN LETTER TO STOCKHOLDERS

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANIELS CORPORATE ADVISORY COMPANY, INC.

Date: May 20, 2020	By:	/s/ Nicholas Viola
Nicholas Viola
Chief Executive Officer